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                                                                   Exhibit 10.25

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FORM CD-450   U.S. DEPARTMENT OF COMMERCE
(REV 10/98)
                                                                                             [_]  GRANT    [X] COOPERATIVE
                     FINANCIAL ASSISTANCE AWARD                                              AGREEMENT
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                                                                                             ACCOUNTING CODE
                                                                                             0/473-1341    Obj. Class: 4110
                                                                                             Req. No. 0/473-3403    $666,666.00
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RECIPIENT NAME                                                                               AWARD NUMBER
Curis, Inc. (Formally Reprogenesis, Inc.)                                                    70NANB0H3010
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STREET ADDRESS                                                                               FEDERAL SHARE OF COST
21 Erie Street                                                                               $666,666.00
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CITY, STATE, ZIP CODE                                                                        RECIPIENT SHARE OF COST
Cambridge, MA 02139                                                                          $302,511.00
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AWARD PERIOD                                                                                 TOTAL ESTIMATED COST
11/01/00-10/31/03 (project period)*                                                          $969,177.00*
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AUTHORITY
P.L. 100-418, Section 5131 (Codified at 15 USC 278n) as modified by P.L. 102-245
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CFDA NO. 11.612, Advanced Technology Program (ATP), Proposal 00-00-4109
PROJECT TITLE: Biomaterials for Minimally Invasive Therapies
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This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the
Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the
Recipient. IF not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Award.

[X]  Department of Commerce Financial Assistance Standard Terms and Conditions

[X]  Special Award Conditions

[X]  Line Item Budget

[X]  15 CFR Part 14, Uniform Administrative Requirements for Grants and Agreements with Institutions of Higher Education, Hospitals
     Other Non-Profit, and Commercial Organizations

[_]  15 CFR Part, 24, Uniform Administrative Requirements for Grants and agreements to State and Local Governments

[_]  OMB Circular A-21, Cost Principles for Educational Institutions

[_]  OMB Circular A-87, Cost Principles for State, Local, and Indian Tribal Governments

[_]  OMB Circular A-122, Cost Principles for Nonprofit Organizations

[X]  48 CFR Part 31, Contract Cost Principles and Procedures

[_]  OMB Circular A-133, Audits of States, Local Governments, and Non-Profit Organizations

[X]  Other(s) General Terms and Conditions, Advanced Technology Program (ATP)(9/00); Program Specific
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              Audit Guidelines for ATP Cooperative Agreements with Single Companies (9/99)
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              * Multi-year Project. See Special Award Condition #6.
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              B-AE93-N-C-F-N-A-2-11000  EIN:  52-2239958               473/L. Schilling
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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                                  TITLE                                  DATE
Shamim Shaikh                                                                       Grants Officer                         9/29/00
/s/Shamim Shaikh
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TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL                           TITLE                                  DATE
/s/ Michael P. Gray                                                                 Controller                             10/8/00
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                           SPECIAL AWARD CONDITIONS
                ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
                   Curis, Inc. (Formally Reprogenesis, Inc.)
                    COOPERATIVE AGREEMENT NO. 70NANB0H3010

1.   RECIPIENT ADMINISTRATOR CONTACT

The Recipient Administrator Contact's name, title, address, and telephone number are:

                         (Technical) Dr. David H. Rine
                                  Curis, Inc.
                                21 Erie Street
                             Cambridge, MA  02139
                            Ph (617) 499-2928 x180
                              Fax (617) 499-2927

                       (Administrative) Michael P. Gray
                            Ph (617) 499-2928 x113
                              Fax (617) 499-2927

2.   GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                                 Shamim Shaikh
                 National Institute of Standards and Technology
                    100 Bureau Drive, Bldg. 411, Room 143-A,
                                 Mail Stop 3576
                          Gaithersburg, MD  20899-3576
                                 (301) 975-2367

3.   GRANTS SPECIALIST

The Grant Specialist's name, address, and telephone number are:

                                Dennis Luquette
                National Institute of Standards and Technology
                   100 Bureau Drive, Bldg. 411, Room 143-A,
                                Mail Stop 3576
                         Gaithersburg, MD  20899-3576
                                (301) 975-8002

4.   PROGRAM OFFICERS

a. The Project Manager's name, address, and telephone number are:

                                Linda Schilling
                National Institute of Standards and Technology
                  100 Bureau Drive, Bldg. 101, Mail Stop 4730
                         Gaithersburg, MD  20899-4730
                                (301) 975-2887

b. The Business Specialist's name, address, and telephone number are:

                                  Andy Klein
                National Institute of Standards and Technology
                  100 Bureau Drive, Bldg. 101, Mail Stop 4730
                         Gaithersburg, MD  20899-4730
                                (301) 975-4292

5.   PROJECT DESCRIPTION

All research shall be conducted in accordance with Reprogenesis Inc.'s proposal dated March 7, 2000, revision dated June 21, 29, 2000, August 1, 4, 8, 9, 2000 and revised budget dated August 8, 2000.

6.  funding limitations

The scope of work and budget incorporated into this award cover a three-year
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period (referred to as the "project period") for a total amount of $2,000,000.00 in Federal funds. However, Federal funding available at this time is limited to $666,666.00 for the first year period from 11/01/00 through 10/31/01 (referred
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to as the "budget period"). The Grants Officer may require additional clarification to support the budget. If that results in changes to the budget or budget narrative, the Recipient shall submit, in writing, a revised budget and/or budget narrative to the Grants Officer for approval. Receipt of any funding beyond the first year up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the National Institute of Standards and Technology (NIST). The Recipient may not obligate, incur any expenditure, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability exists or will result on the part of the Federal Government for payment of any portion of the remaining funds, which have not been made available under the award. If additional funds are not made available, any expenses incurred related to closeout activities must be funded from the amount already made available under this award. The notice of availability or non-availability of additional funding for the second and third years will be made in writing by the Grants
                                                               -------------
Officer. Only the Grants Officer is authorized to obligate funds. No other
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verbal
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or written notice should be relied upon by the Recipient. In the absence of a written notice of additional funding, no assumption should be made by the Recipient that the funds will be forth coming, and no costs should be incurred in excess of funding already provided.

Projected budget amounts and periods:

Year 2: $ 666,667 (From 11/01/01 to 10/31/02)

Year 3: $ 666,667 (From 11/01/02 to 10/31/03)

7.   COST SHARE

For the first year period, the cost sharing ratio (direct cost only) applicable to this award is the Recipient's contribution of 31.22% ($302,511.00) and NIST's contribution of 68.78% ($666,666.00).

8.   RESTRICTION ON USE OF VERTEBRATE ANIMALS

Based upon materials submitted by the Recipient and reviewed by the appropriate NIST officials, NIST has determined that the proposed research complies, as applicable, with the Animal Welfare Act as amended, (7 USC 2131 et seq., implementing regulations 9 CFR parts 1, 2, and 3), and other Federal statutes and regulations relating to vertebrate animals. Therefore, the proposed research involving vertebrate animals is approved for

Facility 1: Brown University (Sheep)

Facility 2: The Center for Blood Research (Mouse/Rat)

Which are the only facilities authorized to conduct research involving vertebrate animals under this award.

In order to continue research involving vertebrate animals, the Recipient must maintain the following valid, current approvals, and certifications.

Facility 1: Brown University

Protocol # 53-00, Titles: Host response to injection of autologous Chondrocyte hydrogel suspension injected into sheep bladder.
Species: Sheep
Expiration date 5/26/01

Animal Welfare Assurance # A 3284-01 Expiration date not given.

USDA # 15-R-0003 Expiration date 10/27/02

Facility 2: The Center for Blood Research

Protocol # 14M1199 Titles: Tissue formation in cell-containing hydrogels
Species: Mouse/Rat
Expiration date 12/21/02

Animal Welfare Assurance # A 3251 Expiration date not given.

The Recipient shall provide documentation in evidence of the renewal of all approvals and certifications upon receipt from the IACUC and/or the cognizant certifying body, but in any case, no later than the expiration date shown above. The Recipient shall provide to the NIST Grants Officer documentation of continuing review of the ASP as it occurs.

The Recipient shall immediately inform the ATP Project Manager and NIST Grants Officer in writing of any proposed deviation from the procedures involving vertebrate animals approved by NIST during the project period, and submit documentation evidencing approval of the revised animal study proposal by the IACUC for NIST review.